UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2023

180 LIFE SCIENCES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200 Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATNF	The NASDAQ Stock Market LLC

Warrants to purchase shares of Common Stock	ATNFW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2023 Annual Meeting of Stockholders of 180 Life Sciences Corp. (the “Company”, “we” and “us”) held on July 6, 2023 (the “Annual Meeting”), the stockholders of the Company approved the First Amendment (“First Amendment”) to the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan (the 2022 Omnibus Incentive Plan, as amended by the First Amendment, the “OIP”) in accordance with the voting results set forth below under Item 5.07. The First Amendment was originally approved by the Board of Directors of the Company on May 5, 2023, subject to stockholder approval and the First Amendment became effective at the time of stockholder approval.

The material terms of the OIP, as amended by the First Amendment, were described in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) under the caption “Proposal 2 – Adoption of the First Amendment to the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan” filed with the Securities and Exchange Commission (SEC) on May 23, 2023. Awards under the OIP may be made in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, other stock-based awards and dividend equivalents. Awards are generally non-transferable. Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the OIP is 470,000. The 470,000 share limit also applies to the total number of incentive stock options which may be awarded pursuant to the terms of the OIP. The First Amendment increased the maximum number of shares available to be issued under the OIP from 120,000 shares to 470,000 shares.

Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the OIP. Incentive stock options may be granted under the OIP only to employees of our company and its subsidiaries. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the OIP.

The above description of the First Amendment and the OIP does not purport to be complete, and is qualified in its entirety by reference to the full text of the First Amendment and the OIP as amended by the First Amendment, which are attached hereto as Exhibits 10.1 and 10.2, and are incorporated by reference into this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following six proposals were voted on (as described in greater detail in the Proxy Statement), with the results of such voting as set forth below. Capitalized terms have the meanings given to such terms in the Proxy Statement and this Form 8-K should be read in connection with the Proxy Statement.

Proposal 1

The four individuals listed below were elected at the Annual Meeting to serve as Class I directors of the Company, each to serve a term of two years and until their respective successors have been elected and qualified, or until such director’s resignation or removal, by the following vote:

	For	Withhold	Broker Non-Votes
Lawrence Steinman	697,476	9,986	2,499,714
James N. Woody	684,530	22,932	2,499,714
Russell T. Ray	580,963	126,499	2,499,714
Francis Knuettel II	697,621	9,841	2,499,714

No stockholders abstained from voting on the appointment of the directors of the Company as discussed above.

Proposal 2

A management proposal to approve the adoption of the First Amendment to the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan, was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
668,814	37,713	935	2,499,714

Proposal 3

A management proposal to approve on an advisory (non-binding) basis named executive officer compensation, as described in the Proxy Statement, was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
667,284	39,371	807	2,499,714

Proposal 4

The stockholders voted, on an advisory (non-binding) basis, on the frequency with which the Company should hold future advisory votes on executive compensation, as set forth below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
657,503	43,168	6,302	489	2,499,714

Consistent with a majority of the votes cast with respect to this proposal and with the recommendation of the Company’s Board of Directors, the Company will hold a stockholder advisory vote on the compensation of the Company’s named executive officers annually until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers, unless the Board of Directors determines, in its discretion, to hold votes on a different annual frequency. The next advisory vote regarding the frequency of say-on-pay votes is required to occur no later than the annual meeting occurring six years after the Annual Meeting (which will be the Company’s 2029 annual meeting of stockholders).

Proposal 5

A management proposal to ratify the appointment of Marcum LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2023, was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
3,201,722	4,409	1,045	-0-

Proposal 6

A management proposal to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company, was not approved due to such proposal not receiving the required affirmative vote of a majority of the Company’s voting shares as of the record date for the Annual Meeting, with stockholders voting as follows:

For	Against	Abstain	Broker Non-Votes
677,999	23,817	5,646	2,499,714

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	First Amendment to 180 Life Sciences Corp. 2022 Omnibus Incentive Plan
10.2*	First Amended and Restated 180 Life Sciences Corp. 2022 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

180 LIFE SCIENCES CORP.

Date: July 10, 2023	By:	/s/ James N. Woody, M.D., Ph.D.
James N. Woody, M.D., Ph.D.
Chief Executive Officer